COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Select Large Cap Growth Fund
Columbia Variable Portfolio - Money Market Fund	Columbia Variable Portfolio - Contrarian Core Fund
Columbia Variable Portfolio - Small Company Growth Fund	Variable Portfolio - AQR Managed Futures Strategy Fund
Columbia Variable Portfolio - Strategic Income Fund	Variable Portfolio - Eaton Vance Global Macro Advantage Fund
Columbia Variable Portfolio - Small Cap Value Fund	Variable Portfolio - Goldman Sachs Commodity Strategy Fund

(each a “Fund”; together the “Funds”)

Supplement dated January 16, 2013 to the Statement of Additional Information (SAI),

dated May 1, 2012, as supplemented

Each of the following modifications to the Funds’ SAI is effective immediately:

1)	The sub-section “Glossary” within the section “SAI PRIMER” is modified to add the following term to the list of definitions provided:

CFTC	Commodity Futures Trading Commission

2)	The following sub-section is added within the section “ABOUT THE FUNDS’ INVESTMENTS” and directly following the existing sub-section “Permissible Investments and Related Risks — Derivatives”:

CFTC Regulation

Each of Variable Portfolio — AQR Managed Futures Strategy Fund, Variable Portfolio — Eaton Vance Global Macro Advantage Fund and Variable Portfolio — Goldman Sachs Commodity Strategy Fund no longer qualifies for an exclusion from the definition of a commodity pool pursuant to Rule 4.5 under the Commodity Exchange Act (CEA). Accordingly, the Investment Manager has applied for registration as a “commodity pool operator” under the CEA with respect to these Funds, to be effective January 1, 2013. Until the CFTC’s and SEC’s overlapping regulations on matters such as disclosure, reporting and recordkeeping are harmonized, the nature and extent of the impact of the new CFTC requirements on these Funds is uncertain. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return.

Each of the other Funds listed on the cover of this SAI qualifies for an exclusion from the definition of a commodity pool under the CEA and has filed a notice of exclusion under CFTC Rule 4.5. Accordingly, the Investment Manager is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investments in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under CFTC Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

3)	The first two paragraphs of the sub-section “Permissible Investments and Related Risks — Futures Contracts and Options on Futures Contracts”, within the section “ABOUT THE FUNDS’ INVESTMENTS” are deleted and replaced with the following disclosure:

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the CEA by the CFTC.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets.

Shareholders should retain this Supplement for future reference.

C-6512-5 A (1/13)